Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

Bankers Trust Company
4 Albany Street
7th Floor
New York, New York  10015

                MBNA Master Credit Card Trust

We have examined management's assertion that MBNA America Bank, N.A. ("MBNA" or "the Company"), a wholly owned subsidiary of MBNA Corporation, was in material compliance with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a) and 4.03(a) and
(c) of the Pooling and Servicing Agreement dated as of September 25, 1991, as amended ("Agreement") and sections 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a), 9(c), (d)
and (f) and 11 of the applicable Series' Pooling and Servicing Agreement Supplement ("Agreement Supplement"), specified in Attachment A, between MBNA and Bankers Trust Company, during the compliance periods specified in Attachment A. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination of MBNA's compliance with specified requirements.

In our opinion, management's assertion, that it believes that MBNA was in material compliance with the covenants and conditions of the sections in the Agreement and the applicable Agreement Supplement, referred to above, during the compliance periods specified in Attachment A, is fairly stated, in all material respects.

This report is intended solely for the use of the board of directors and management of MBNA and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series' Underwriting
Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange
Commission on behalf of MBNA Master Credit Card Trust and its distribution is not limited.

                                          Ernst & Young LLP

August 7, 1998

                                   Attachment  A


	 Pooling and
         Servicing Agreement	Compliance						Date of
 Series  Supplement Dated        Period        	      Lead Underwriter      	     Underwriting
                                                                                       Agreement

1992-1	May 29, 1992,    	July 1, 1997 -	     Merrill Lynch & Co.             May 21, 1992
		as amended	  December 16,1997
1992-2	August 6, 1992,  	July 1, 1997 -       Lehman Brothers                 July 30, 1992
		as amended	  February 17,1998
1992-3	November 24, 1992,  	July 1, 1997 -       Credit Suisse First Boston    November 18, 1992
		as amended	  June 15, 1998
1993-1	February 25, 1993,  	July 1, 1997 -       Merrill Lynch & Co.           February 18, 1993
		as amended	  June 30, 1998
1993-3	August 24, 1993,  	July 1, 1997 -       J.P. Morgan & Co.              August 16, 1993
		as amended	  June 30, 1998
1993-4	December 7, 1993,  	July 1, 1997 -       Lehman Brothers               November 30, 1993
		as amended	  June 30, 1998
1994-1	February 25, 1994,  	July 1, 1997 -       Credit Suisse First Boston    February 17, 1994
		as amended	  June 30, 1998
1994-2	May 26, 1994, 	  	July 1, 1997 -       Merrill Lynch & Co.              May 19, 1994
		as amended	  June 30, 1998

Report of Management on Credit Card Trust Internal
Control
       and Pooling and Servicing Agreement Compliance


Credit Card Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card trusts and pool, listed in Appendix I (the "Trusts and Pool" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements or the Receivables Purchase Agreement (the "Agreements") as specified in Appendix I, between MBNA as Seller and Owner/Servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control. Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

- Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

- Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

- Expenses incurred by the Trusts and Pool are calculated and remitted in accordance with the Agreements.

- The additions of accounts to the Trusts and Pool are authorized in accordance with the Agreements.

- The removals of accounts from the Trusts and Pool are authorized in accordance with the Agreements.
August 7, 1998
Page 2


Credit Card Trust Internal Control (continued)
- Trust and Pool assets amortizing out of the Trusts and Pool are calculated in accordance with the Agreements.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pool in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 1998, its controls over the functions performed as servicer of the Trusts and Pool are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agent and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 7, 1998
Page 3


                         MBNA America Bank, N.A. by:



                         _/s/ M. Scot
Kaufman__________________
                         M. Scot Kaufman
                         Vice Chairman and Chief Financial
Officer



                         _/s/ Thomas D.
Wren__________________
                         Thomas D. Wren
                         Senior Executive Vice President and
                         Treasurer



                         _/s/ Randall J. Black for
VPM____________
                         Victor P. Manning
                         Senior Executive Vice President and
                         Chief Accounting Officer



                         _/s/ Douglas O.
Hart_____________________
                         Douglas O. Hart
                         Executive Vice President


                                                                  Appendix I


				       PSA         Servicing		         PSA Covenants
 Trust  			       PSA/RPA/    Suppl-        Compliance       AND
				       RTA Date    DATE          PERIOD	         CONDITIONS



MBNA Master Credit Card Trust I:
TRUSTEE: Bankers Trust Company
Series 1992-1				9/25/91*   5/29/92*	7/1/97 - 12/16/97    (1)
Series 1992-2				9/25/91*    8/6/92*	7/1/97 -  2/17/98    (1)
Series 1992-3				9/25/91*  11/24/92*	7/1/97 -  6/15/98    (1)
Series 1993-1				9/25/91*   2/25/93*	7/1/97 - 6/30/98     (1)
Series 1993-3				9/25/91*   8/24/93*	7/1/97 - 6/30/98     (1)
Series 1993-4				9/25/91*   12/7/93*	7/1/97 - 6/30/98     (1)
Series 1994-1				9/25/91*   2/25/94*	7/1/97 - 6/30/98     (1)
Series 1994-2				9/25/91*   5/26/94*	7/1/97 - 6/30/98     (1)


MBNA Master Credit Card Trust II:
TRUSTEE: Bank of New York
Series 1994-A			       	8/4/94*	   8/4/94*	7/1/97 - 6/30/98     (2)
Series 1994-B			 	8/4/94*	   8/18/94*	7/1/97 - 6/30/98     (2)
Series 1994-C				8/4/94*	  10/26/94*	7/1/97 - 6/30/98     (2)
Series 1994-D			        8/4/94*	  10/26/94*	7/1/97 - 11/1/97     (5)
Series 1994-E		    		8/4/94*	  12/15/94*	7/1/97 - 6/30/98     (4)
Series 1995-A		   	        8/4/94*    3/22/95*	7/1/97 - 6/30/98     (2)
Series 1995-B		   		8/4/94*    5/23/95*	7/1/97 - 6/30/98     (2)
Series 1995-C   			8/4/94*    6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-D		   		8/4/94*	   6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-E		   		8/4/94*	   8/2/95*	7/1/97 - 6/30/98     (2)
Series 1995-F		   		8/4/94*    8/30/95*	7/1/97 - 6/30/98     (2)
Series 1995-G		    		8/4/94*    9/27/95*	7/1/97 - 6/30/98     (2)
Series 1995-H		   		8/4/94*    9/28/95*	7/1/97 - 6/30/98     (2)
Series 1995-I		    		8/4/94*   10/26/95*	7/1/97 - 6/30/98     (2)
Series 1995-J		  		8/4/94*   11/21/95*	7/1/97 - 6/30/98     (2)
Series 1996-A		   		8/4/94*    2/28/96*	7/1/97 - 6/30/98     (2)
Series 1996-B		   		8/4/94*    3/26/96  7/1/97 - 6/30/98     (2)
Series 1996-C		   		8/4/94*    3/27/96  7/1/97 - 6/30/98     (2)
Series 1996-D		   		8/4/94*     5/1/96 	7/1/97 - 6/30/98     (2)
Series 1996-E		   		8/4/94*    5/21/96 	7/1/97 - 6/30/98     (2)
Series 1996-F		   		8/4/94*    6/25/96*	7/1/97 - 6/30/98     (6)
Series 1996-G		   		8/4/94*    7/17/96	7/1/97 - 6/30/98     (2)
Series 1996-H		   		8/4/94*    8/14/96	7/1/97 - 6/30/98     (2)
Series 1996-I		   		8/4/94*    9/25/96	7/1/97 - 6/30/98     (7)
Series 1996-J		   		8/4/94*    9/19/96	7/1/97 - 6/30/98     (2)
Series 1996-K				8/4/94*   10/24/96	7/1/97 - 6/30/98     (2)
Series 1996-L				8/4/94*	   12/3/96	7/1/97 - 6/30/98     (2)
Series 1996-M				8/4/94*	  11/26/96	7/1/97 - 6/30/98     (2)
Series 1997-A				8/4/94*    1/30/97	7/1/97 - 6/30/98     (2)
Series 1997-B				8/4/94*	   2/27/97	7/1/97 - 6/30/98     (2)
Series 1997-C				8/4/94*	   3/26/97	7/1/97 - 6/30/98     (2)
Series 1997-D				8/4/94*	   5/22/97	7/1/97 - 6/30/98     (7)
Series 1997-E				8/4/94*	    5/8/97 	7/1/97 - 6/30/98     (2)
Series 1997-F				8/4/94*	   6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-G				8/4/94*	   6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-H				8/4/94*     8/6/97 	8/6/97 - 6/30/98     (7)
Series 1997-I				8/4/94*	   8/26/97	8/26/97 - 6/30/98    (2)
Series 1997-J				8/4/94*	   9/10/97	9/10/97 - 6/30/98    (2)
Series 1997-K				8/4/94*	  10/22/97	10/22/97 - 6/30/98   (2)
Series 1997-L				8/4/94*	  11/13/97	11/13/97 - 6/30/98   (7)
Series 1997-M				8/4/94*	   11/6/97	11/6/97 - 6/30/98    (2)
Series 1997-N				8/4/94*	   12/9/97	12/9/97 - 6/30/98    (2)
Series 1997-O				8/4/94*    2/23/97	12/23/97 - 6/30/98   (2)
Series 1998-A				8/4/94*    3/18/98	3/18/98 - 6/30/98    (2)
Series 1998-B				8/4/94*    4/14/98	4/14/98 - 6/30/98    (7)
Series 1998-C				8/4/94*	   6/24/98	6/24/98 - 6/30/98    (2)




MBNA Master Consumer Loan Trust
Series 1997-1				8/4/94*	   9/24/97	9/24/97 - 6/30/98    (9)


MBNA Gold Reserve Trust
TRUSTEE: Barclays Bk PLC, NY Branch	12/16/94      N/A  	7/1/97 - 6/30/98     (8)



* - Indicates agreement was amended



PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c)
      PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a), 9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.11, 5.02(a), 9(c), 9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(c), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(5) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(6) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.09, 4.10, 5.02, 10(c), 10(d), 12

(7) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(8) RPA Sections - 3.03(a)(ii), 3.03(d), 3.03(e), 3.03(f), 3.03(g), 3.03(h), 3.04(a), 6.01(b), 7.03(a),
7.04(a), 7.05(a), 7.05(b), 7.05(f), 8.01(d), 8.01(f), 10.03, 10.06(a), 10.06(b).

(9) PSA Sections -   2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3, 4.06(a)(i)-(iii) and (v), 4.10, 4.11, 10(c), 10(e).



              Report of Independent Accountants
             on Applying Agreed-Upon Procedures


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

and

Bankers Trust Company
4 Albany Street
7th Floor
New York, New York  10015

                MBNA Master Credit Card Trust

We have performed the procedures enumerated below, which were agreed to by MBNA America Bank, N.A. ("MBNA") and Bankers Trust Company, solely to assist you with respect to the amounts in the "mathematical calculations" set forth in the monthly certificates for each series (as specified in Attachment A) in the MBNA Master Credit Card Trust ("Trust"), prepared by MBNA pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement dated as of September 25, 1991, as amended ("Agreement") between MBNA and Bankers Trust Company, during the periods specified in Attachment A. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of MBNA and Bankers Trust Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows: We compared the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement with reports prepared by MBNA's bank card processor or MBNA, which were the source of such amounts.

As a result of the procedures performed we noted that in all instances the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, were in agreement with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA. Accordingly, we do not express such an opinion. Had we performed additional procedures with respect to the monthly certificates prepared by MBNA pursuant to subsection 3.04(b) of the Agreement and the reports prepared by MBNA's bank card processor and MBNA, which were the source of such amounts, other matters might have come to our attention that would have been reported to you. This report relates only to the comparison of the amounts in the "mathematical calculations" specified above and does not extend to any financial statements of MBNA taken as a whole.

This report is intended solely for the use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust and its distribution is not limited.

                              Ernst & Young LLP

August 7, 1998

                                   Attachment  A


 	Pooling and		  Monthly					    Date of
        Servicing Agreement	Certificates					   Underwriting
Series  Supplement Dated      	   Tested               Lead Underwriter            Agreement

1992-1	May 29, 1992,             July 1997a              Merrill Lynch & Co.      May 21, 1992
		as amended
1992-2	August 6, 1992,           July 1997b                Lehman Brothers       July 30, 1992
		as amended
1992-3	November 24, 1992,  July 1997, February 1998  Credit Suisse First Bos    November 18, 1992
		as amended	and May 1998
1993-1	February 25, 1993,  July 1997, February 1998   Merrill Lynch & Co.      February 18, 1993
		as amended	and May 1998
1993-3	August 24, 1993,    July 1997, February 1998    J.P. Morgan & Co.        August 16, 1993
		as amended	and May 1998
1993-4	December 7, 1993,   July 1997, February 1998     Lehman Brothers        November 30, 1993
		as amended	and May 1998
1994-1	February 25, 1994, as amendJuly 1997, February 1998 and May 1Credit Suisse First Bos    February 17, 1994

1994-2 May 26, 1994, as amended  July 1997, February 1998 and May 1  Merrill Lynch & Co.        May 19, 1994


a       Series 1992-1 terminated on December 16, 1997.
b       Series 1992-2 terminated on February 17, 1998.

              Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

Bankers Trust Company
4 Albany Street
7th Floor
New York, New York  10015

                MBNA Master Credit Card Trust

We have examined management's assertion that MBNA America Bank, N.A.'s ("MBNA"), a wholly owned subsidiary of MBNA Corporation, controls over the functions performed as servicer of the MBNA Master Credit Card Trust ("Trust"), including all Series of the Trust as specified in Attachment A, are effective, as of June 30, 1998, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Pooling and Servicing Agreement dated as of September 25, 1991, as amended ("Agreement"), and the applicable Pooling and Servicing Agreement Supplement for each Series, as specified in Attachment A (together the "Agreements"), between MBNA as Seller and Owner/Servicer, and Bankers Trust Company, as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's controls over the functions performed as servicer of the Trust. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust, testing and evaluating the design and operating effectiveness of those controls, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any control, errors or fraud may occur and not be detected. Also, projections of any evaluation of the controls over the functions performed by MBNA as servicer of the Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion, that MBNA's controls over the functions performed as servicer of the Trust are effective, as of June 30, 1998, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements, between MBNA as Seller and Owner/Servicer, and Bankers Trust Company, as Trustee on behalf of the Certificate-holders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the following criteria specified in the
Report:

  - The controls provide reasonable assurance that funds collected are remitted to the Trustee in accordance with the Agreements.

  - The controls provide reasonable assurance that Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

  - The controls provide reasonable assurance that expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

  - The controls provide reasonable assurance that the addition of accounts to the Trust are authorized in accordance with the Agreements.

  - The controls provide reasonable assurance that the removal of accounts from the Trust are authorized in accordance with the Agreements.

  - The controls provide reasonable assurance that Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

  -    The controls provide reasonable assurance that monthly
     Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

  -    The controls provide reasonable assurance that monthly
     Trust reports generated in the form of "Exhibits" contain all required information per section 5.02 of the Agreements.

This report is intended solely for the use of the board of directors and management of MBNA and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in each Series'
Underwriting Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust and its distribution is not limited.

                              Ernst & Young LLP

August 7, 1998

                                   Attachment  A

 								  Date of
           Pooling and Servicing				Underwriting
 Series      Supplement Dated        Lead Underwriter     	  Agreement

1993-1	  February 25, 1993,  	    Merrill Lynch & Co.     	February 18, 1993
		as amended
1993-3	  August 24, 1993, 	     J.P. Morgan & Co.       	August 16, 1993
		as amended
1993-4	  December 7, 1993, 	      Lehman Brothers        	November 30, 1993
		as amended
1994-1	  February 25, 1994, 	  Credit Suisse First Boston  	February 17, 1994
		as amended
1994-2	  May 26, 1994, 	   Merrill Lynch & Co.       	May 19, 1994
		as amended

       Report of Management on Credit Card Trust Internal
Control
       and Pooling and Servicing Agreement Compliance


Credit Card Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card trusts and pool, listed in Appendix I (the "Trusts and Pool" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements or the Receivables Purchase Agreement (the "Agreements") as specified in Appendix I, between MBNA as Seller and Owner/Servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control. Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

- Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

- Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

- Expenses incurred by the Trusts and Pool are calculated and remitted in accordance with the Agreements.

- The additions of accounts to the Trusts and Pool are authorized in accordance with the Agreements.

- The removals of accounts from the Trusts and Pool are authorized in accordance with the Agreements.
August 7, 1998
Page 2


Credit Card Trust Internal Control (continued)
- Trust and Pool assets amortizing out of the Trusts and Pool are calculated in accordance with the Agreements.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

- Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pool in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 1998, its controls over the functions performed as servicer of the Trusts and Pool are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agent and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 7, 1998
Page 3


                         MBNA America Bank, N.A. by:



                         _/s/ M. Scot
Kaufman__________________
                         M. Scot Kaufman
                         Vice Chairman and Chief Financial
Officer



                         _/s/ Thomas D.
Wren__________________
                         Thomas D. Wren
                         Senior Executive Vice President and
                         Treasurer



                         _/s/ Randall J. Black for
VPM____________
                         Victor P. Manning
                         Senior Executive Vice President and
                         Chief Accounting Officer



                         _/s/ Douglas O.
Hart_____________________
                         Douglas O. Hart
                         Executive Vice President

                                                                  Appendix I



				       PSA         Servicing		         PSA Covenants
 Trust  			       PSA/RPA/    Suppl-        Compliance       AND
				       RTA Date    DATE          PERIOD	         CONDITIONS



MBNA Master Credit Card Trust I:
TRUSTEE: Bankers Trust Company
Series 1992-1				9/25/91*   5/29/92*	7/1/97 - 12/16/97    (1)
Series 1992-2				9/25/91*    8/6/92*	7/1/97 - 12/17/98    (1)
Series 1992-3				9/25/91*  11/24/92*	7/1/97 - 12/15/98    (1)
Series 1993-1				9/25/91*   2/25/93*	7/1/97 - 6/30/98     (1)
Series 1993-3				9/25/91*   8/24/93*	7/1/97 - 6/30/98     (1)
Series 1993-4				9/25/91*   12/7/93*	7/1/97 - 6/30/98     (1)
Series 1994-1				9/25/91*   2/25/94*	7/1/97 - 6/30/98     (1)
Series 1994-2				9/25/91*   5/26/94*	7/1/97 - 6/30/98     (1)


MBNA Master Credit Card Trust II:
TRUSTEE: Bank of New York
Series 1994-A			       	8/4/94*	   8/4/94*	7/1/97 - 6/30/98     (2)
Series 1994-B			 	8/4/94*	   8/18/94*	7/1/97 - 6/30/98     (2)
Series 1994-C				8/4/94*	  10/26/94*	7/1/97 - 6/30/98     (2)
Series 1994-D			        8/4/94*	  10/26/94*	7/1/97 - 11/1/97     (5)
Series 1994-E		    		8/4/94*	  12/15/94*	7/1/97 - 6/30/98     (4)
Series 1995-A		   	        8/4/94*    3/22/95*	7/1/97 - 6/30/98     (2)
Series 1995-B		   		8/4/94*    5/23/95*	7/1/97 - 6/30/98     (2)
Series 1995-C   			8/4/94*    6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-D		   		8/4/94*	   6/29/95*	7/1/97 - 6/30/98     (3)
Series 1995-E		   		8/4/94*	   8/2/95*	7/1/97 - 6/30/98     (2)
Series 1995-F		   		8/4/94*    8/30/95*	7/1/97 - 6/30/98     (2)
Series 1995-G		    		8/4/94*    9/27/95*	7/1/97 - 6/30/98     (2)
Series 1995-H		   		8/4/94*    9/28/95*	7/1/97 - 6/30/98     (2)
Series 1995-I		    		8/4/94*   10/26/95*	7/1/97 - 6/30/98     (2)
Series 1995-J		  		8/4/94*   11/21/95*	7/1/97 - 6/30/98     (2)
Series 1996-A		   		8/4/94*    2/28/96*	7/1/97 - 6/30/98     (2)
Series 1996-B		   		8/4/94*    3/26/96  7/1/97 - 6/30/98     (2)
Series 1996-C		   		8/4/94*    3/27/96  7/1/97 - 6/30/98     (2)
Series 1996-D		   		8/4/94*     5/1/96 	7/1/97 - 6/30/98     (2)
Series 1996-E		   		8/4/94*    5/21/96  7/1/97 - 6/30/98     (2)
Series 1996-F		   		8/4/94*    6/25/96*	7/1/97 - 6/30/98     (6)
Series 1996-G		   		8/4/94*    7/17/96	7/1/97 - 6/30/98     (2)
Series 1996-H		   		8/4/94*    8/14/96	7/1/97 - 6/30/98     (2)
Series 1996-I		   		8/4/94*    9/25/96	7/1/97 - 6/30/98     (7)
Series 1996-J		   		8/4/94*    9/19/96	7/1/97 - 6/30/98     (2)
Series 1996-K				8/4/94*   10/24/96	7/1/97 - 6/30/98     (2)
Series 1996-L				8/4/94*	   12/3/96	7/1/97 - 6/30/98     (2)
Series 1996-M				8/4/94*	  11/26/96	7/1/97 - 6/30/98     (2)
Series 1997-A				8/4/94*    1/30/97	7/1/97 - 6/30/98     (2)
Series 1997-B				8/4/94*	   2/27/97	7/1/97 - 6/30/98     (2)
Series 1997-C				8/4/94*	   3/26/97	7/1/97 - 6/30/98     (2)
Series 1997-D				8/4/94*	   5/22/97	7/1/97 - 6/30/98     (7)
Series 1997-E				8/4/94*	    5/8/97 	7/1/97 - 6/30/98     (2)
Series 1997-F				8/4/94*	   6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-G				8/4/94*	   6/18/97	6/18/97 - 6/30/98    (2)
Series 1997-H				8/4/94*     8/6/97 	8/6/97 - 6/30/98     (7)
Series 1997-I				8/4/94*	   8/26/97	8/26/97 - 6/30/98    (2)
Series 1997-J				8/4/94*	   9/10/97	9/10/97 - 6/30/98    (2)
Series 1997-K				8/4/94*	  10/22/97	10/22/97 - 6/30/98   (2)
Series 1997-L				8/4/94*	  11/13/97	11/13/97 - 6/30/98   (7)
Series 1997-M				8/4/94*	   11/6/97	11/6/97 - 6/30/98    (2)
Series 1997-N				8/4/94*	   12/9/97	12/9/97 - 6/30/98    (2)
Series 1997-O				8/4/94*    2/23/97	12/23/97 - 6/30/98   (2)
Series 1998-A				8/4/94*    3/18/98	3/18/98 - 6/30/98    (2)
Series 1998-B				8/4/94*    4/14/98	4/14/98 - 6/30/98    (7)
Series 1998-C				8/4/94*	   6/24/98	6/24/98 - 6/30/98    (2)

MBNA Master Consumer Loan Trust
Series 1997-1				8/4/94*	   9/24/97	9/24/97 - 6/30/98    (9)


MBNA Gold Reserve Trust
TRUSTEE: Barclays Bk PLC, NY Branch	12/16/9      N/A  	7/1/97 - 6/30/98     (8)

* - Indicates agreement was amended

PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c)
      PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06, 5.02(a), 9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.11, 5.02(a), 9(c), 9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(c), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(5) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(6) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.09, 4.10, 5.02, 10(c), 10(d), 12

(7) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c), 10(d), 12

(8) RPA Sections - 3.03(a)(ii), 3.03(d), 3.03(e), 3.03(f), 3.03(g), 3.03(h), 3.04(a), 6.01(b), 7.03(a),
7.04(a), 7.05(a), 7.05(b), 7.05(f), 8.01(d), 8.01(f), 10.03, 10.06(a), 10.06(b).

(9) PSA Sections -   2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3, 4.06(a)(i)-(iii) and (v), 4.10, 4.11, 10(c), 10(e).